FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED MARCH 26, 2007
TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2007. Please review these matters carefully.

Effective immediately, Mr. Jean-Marie Eveillard is the Portfolio Manager for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund. Mr. Eveillard previously acted as a portfolio manager for First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund from the inception of each of these Funds through December 2004 and, for First Eagle Global Fund, from 1979 through December 2004. Since January 2005, Mr. Eveillard has served in a senior advisory capacity with Arnhold and S. Bleichroeder Advisers, LLC, the investment adviser to the First Eagle Funds.

Mr. Charles de Vaulx has resigned from his positions with Arnhold and S. Bleichroeder Advisers, LLC and the First Eagle Funds. Please disregard any references in this Prospectus to Mr. de Vaulx.

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The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the inside front cover and in that section of the Prospectus entitled "The Adviser".